UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     September 30, 2013

WESTERN ASSET

PENNSYLVANIA MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Pennsylvania Municipals Fund for the six-month reporting period ended September 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Pennsylvania Municipals Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 25, 2013

Western Asset Pennsylvania Municipals Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment edged higher to 7.6% in May and was unchanged in June. Unemployment then declined to 7.4% in July, 7.3% in August and 7.2% in September, the latter being the lowest level since December 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

IV	Western Asset Pennsylvania Municipals Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Q. Did Treasury yields trend higher or lower during the six months ended September 30, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.52% on September 5, 2013, before ending the period at 0.33%. The yield on the ten-year Treasury began the period at 1.87%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.64% at the end of the period. This decline toward the end of the reporting period was triggered by the Fed’s decision to not begin tapering its asset purchases, as well as a flight to quality given expectations for a partial government shutdown on October 1, 2013.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector

Western Asset Pennsylvania Municipals Fund	V

Investment commentary (cont’d)

demand was often solid during the first month of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis and mixed economic data. The spread sectors then weakened over the next two months of the period amid sharply rising interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, the spread sectors again weakened in August, before strengthening in September after the Fed chose not to taper its asset purchase program. All told, the majority of spread sectors generated negative absolute returns and produced mixed results versus equal-durationv Treasuries during the reporting period.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market underperformed its taxable bond counterpart during the six months ended September 30, 2013. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Indexvii fell 3.15% and 1.77%, respectively. After generating mixed results during the first two months of the reporting period, the municipal bond market lagged the taxable bond market during the next three months. In addition to the negative impact of higher interest rates, investor sentiment for municipal bonds weakened given the negative fallout from the city of Detroit’s bankruptcy filing. However, the municipal bond market rallied sharply in September given declining interest rates and improving demand.

Performance review

For the six months ended September 30, 2013, Class A shares of Western Asset Pennsylvania Municipals Fund, excluding sales charges, returned -5.64%. The Fund’s unmanaged benchmark, the Barclays Pennsylvania Municipal Bond Indexviii, returned -2.57% for the same period. The Lipper Pennsylvania Municipal Debt Funds Category Average1 returned -5.07% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Pennsylvania Municipals Fund

Performance Snapshot as of September 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Pennsylvania Municipals Fund:
Class A	-5.64%
Class B1	-5.97%
Class C	-5.87%
Class I	-5.52%
Barclays Pennsylvania Municipal Bond Index	-2.57%
Lipper Pennsylvania Municipal Debt Funds Category Average[2]	-5.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended September 30, 2013 for Class A, Class B, Class C and Class I shares were 4.08%, 3.42%, 3.72% and 4.40%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 4.29%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.70%, 1.41%, 1.26% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

Western Asset Pennsylvania Municipals Fund	VII
[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds in the Fund’s Lipper category, and excluding sales charges.

Investment commentary (cont’d)

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii	The Barclays Pennsylvania Municipal Bond Index is a market value weighted index of Pennsylvania investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

VIII	Western Asset Pennsylvania Municipals Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and March 31, 2013 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.64%	$1,000.00	$943.60	0.71%	$3.46	Class A	5.00%	$1,000.00	$1,021.51	0.71%	$3.60
Class B	-5.97	1,000.00	940.30	1.50	7.30	Class B	5.00	1,000.00	1,017.55	1.50	7.59
Class C	-5.87	1,000.00	941.30	1.27	6.18	Class C	5.00	1,000.00	1,018.70	1.27	6.43
Class I	-5.52	1,000.00	944.80	0.59	2.88	Class I	5.00	1,000.00	1,022.11	0.59	2.99

2	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

[1]	For the six months ended September 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — September 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk- premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Pennsylvania Municipal Bond Index
WA PA Muni	— Western Asset Pennsylvania Municipals Fund

4	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — September 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Pennsylvania Municipal Bond Index
WA PA Muni	— Western Asset Pennsylvania Municipals Fund

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

September 30, 2013

Western Asset Pennsylvania Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.9%
Education — 18.4%
Cumberland County, PA, Municipal Authority College Revenue, AICUP Financing Program, Dickinson College	5.000%	11/1/39	$1,210,000	$1,218,773
Lehigh County, PA, General Purpose Authority Revenues:
Muhlenberg College Project	5.250%	2/1/34	1,075,000	1,111,722
Muhlenberg College Project	5.250%	2/1/39	3,615,000	3,697,241
Lycoming County, PA, Authority Revenue, AICUP Financing Program, Lycoming College	5.250%	11/1/43	1,495,000	1,510,085
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/27	1,250,000	1,232,563
AICUP Financing Program, Delaware Valley College of Science & Agriculture Project	5.000%	11/1/42	1,025,000	906,469
AICUP Financing Program-Messiah College	5.000%	11/1/22	1,125,000	1,259,887
Clarion University Foundation Inc., SCA	5.250%	7/1/18	1,000,000	988,200
Drexel University	5.000%	5/1/31	10,000,000	10,376,200
La Salle University	5.000%	5/1/29	1,500,000	1,499,940
La Salle University	5.000%	5/1/37	1,700,000	1,620,746
La Salle University	5.000%	5/1/42	2,000,000	1,840,500
Shippensburg University Student Services Inc.	5.000%	10/1/30	1,000,000	971,020
Widener University	5.000%	7/15/20	3,000,000	3,003,690
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	8,000,000	8,807,040
Philadelphia, PA, Authority for IDR:
Discovery Charter School Project	5.875%	4/1/32	450,000	443,763
Performing Arts Charter School Project	6.000%	6/15/23	1,000,000	989,050	(a)
Snyder County, PA, Higher Education Authority, University Revenue, Susquehanna University Project	5.000%	1/1/38	2,000,000	2,018,340
State Public School Building Authority, College Revenue, Delaware County Community College Project, AGM	5.000%	10/1/27	1,250,000	1,316,187
Washington County, PA, IDA, College Revenue, Washington and Jefferson College	5.000%	11/1/36	3,700,000	3,724,568
Total Education				48,535,984
Health Care — 23.8%
Allegheny County, PA, Hospital Development Authority Revenue:
Health Center-UPMC Health, NATL	6.000%	7/1/24	1,000,000	1,194,480
Health Center-UPMC Health, NATL	6.000%	7/1/26	2,250,000	2,617,313
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	7,500,000	7,562,625

See Notes to Financial Statements.

6	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Western Asset Pennsylvania Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Lancaster County, PA, Hospital Authority Revenue:
Health Systems, Lancaster General Hospital	5.000%	3/15/31	$5,195,000	$5,272,042
Health Systems, Lancaster General Hospital	5.000%	7/1/42	6,350,000	6,273,165
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.125%	1/1/37	3,000,000	3,002,850
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	6,000,000	6,128,040
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/23	1,200,000	1,252,860
Acts Retirement-Life Communities	5.000%	11/15/24	3,250,000	3,334,467
Acts Retirement-Life Communities	6.250%	11/15/29	715,000	750,042
Montgomery County, PA, IDA, Health Facilities Revenue, Jefferson Health System	5.000%	10/1/41	6,000,000	6,049,560
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	4,000,000	4,300,640
Pennsylvania State Higher EFA Revenue:
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,119,120
University of Pittsburgh Medical Center	5.000%	5/15/31	8,000,000	8,166,640
Potter County, PA, Hospital Authority Revenue, Charles Cole Memorial Hospital, Radian	6.050%	8/1/24	525,000	522,065
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.000%	11/15/40	4,000,000	4,018,800
Total Health Care				62,564,709
Industrial Revenue — 3.3%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	3,000,000	3,054,990
Beaver County, PA, IDA Revenue, FirstEnergy Generation Corp. Project	2.150%	3/1/17	1,875,000	1,794,825
Delaware County, PA, IDA Revenue, Resources Recovery Facilities	6.200%	7/1/19	1,000,000	1,000,350
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	2,190,000	2,443,668
Philadelphia, PA, Authority for IDR, AMBAC	5.250%	7/1/31	500,000	498,245
Total Industrial Revenue				8,792,078
Leasing — 4.8%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, AMBAC	5.500%	8/1/28	1,000,000	1,085,780
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	11,500,000	11,502,530
Total Leasing				12,588,310

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

September 30, 2013

Western Asset Pennsylvania Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Local General Obligation — 5.2%
Hampden Township, PA, GO	5.000%	5/15/37	$1,660,000	$1,755,533
Lackawanna County, PA, GO:
AGM	5.875%	9/15/30	4,375,000	4,588,106
AGM	6.000%	9/15/32	2,730,000	2,864,644
Northeastern York, PA, School District, GO, NATL/FGIC	5.000%	4/1/30	2,000,000	2,052,800
Philadelphia, PA, School District, GO, Refunding, AMBAC	5.000%	8/1/17	500,000	532,455
Scranton, PA, School District, GO, AGM	5.000%	7/15/38	2,000,000	2,009,020
Total Local General Obligation				13,802,558
Power — 1.6%
Philadelphia, PA, Gas Works Revenue, General Ordinance, AMBAC	5.000%	10/1/18	3,920,000	4,295,026
Pre-Refunded/Escrowed to Maturity — 4.2%
Central Dauphin, PA, School District, GO, NATL	6.000%	2/1/18	1,000,000	1,127,120	(b)
Centre County, PA, Hospital Authority Revenue, Mount Nittany Medical Center Project, AGM	6.125%	11/15/39	2,000,000	2,131,640	(b)
Coatesville, PA, Water Guaranteed Revenue	6.250%	10/15/13	15,000	15,030	(c)
Pennsylvania Convention Center Authority Revenue, FGIC	6.000%	9/1/19	1,000,000	1,212,830	(c)
Pennsylvania State IDA Revenue, Economic Development	5.500%	7/1/23	310,000	369,554	(b)
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue:
AMBAC	5.250%	12/1/16	1,365,000	1,370,037	(c)
NATL	5.250%	12/1/17	1,000,000	1,008,140	(b)
Philadelphia, PA, Gas Works Revenue, NATL	7.000%	5/15/20	300,000	361,929	(c)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.500%	11/15/24	1,000,000	1,057,690	(b)
Westmoreland County, PA, GO, Capital Appreciation, AMBAC	0.000%	8/1/14	1,000,000	995,710	(c)
Wilkes-Barre, PA, Area School District, GO, NATL	5.250%	4/1/22	1,460,000	1,496,413	(b)
Total Pre-Refunded/Escrowed to Maturity				11,146,093
Solid Waste/Resource Recovery — 6.5%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shipping Port	3.375%	7/1/15	13,000,000	13,181,480	(d)(e)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.750%	12/1/15	4,000,000	4,009,280	(d)(e)
Total Solid Waste/Resource Recovery				17,190,760
Special Tax Obligation — 8.1%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	3,000,000	2,483,910
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	4,750,000	4,019,830
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,250,000	952,562
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	15,500,000	12,221,595

See Notes to Financial Statements.

8	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Western Asset Pennsylvania Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	$1,000,000	$817,820
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	944,460
Total Special Tax Obligation				21,440,177
Transportation — 13.9%
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	1,315,000	1,317,801
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	4,000,000	4,068,320
Delaware River, NJ, Port Authority Revenue, Port District Project	5.000%	1/1/25	2,715,000	2,773,264
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/21	1,200,000	1,368,264
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/23	1,000,000	1,130,600
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	6,000,000	6,103,620
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	4,000,000	4,052,680
Pennsylvania State Turnpike Commission Revenue:
AGM	5.000%	6/1/39	2,800,000	2,825,900
Motor License Fund Enhanced	5.000%	12/1/37	2,250,000	2,298,240
Motor License Fund Enhanced	5.000%	12/1/42	3,500,000	3,544,240
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/22	4,355,000	4,524,584	(f)
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/27	2,500,000	2,523,775	(f)
Total Transportation				36,531,288
Water & Sewer — 9.1%
Erie, PA, Water Authority Revenue, AGM	5.000%	12/1/43	7,000,000	7,040,600
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	2,000,000	2,099,860
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	9,000,000	9,755,640
Philadelphia, PA, Water & Wastewater Revenue, Refunding, AMBAC	5.000%	8/1/22	2,000,000	2,154,820
Westmoreland County, PA, Municipal Authority	5.000%	8/15/37	2,750,000	2,796,997
Total Water & Sewer				23,847,917
Total Investments — 98.9% (Cost — $261,600,603#)				260,734,900
Other Assets in Excess of Liabilities — 1.1%				2,831,990
Total Net Assets — 100.0%				$263,566,890

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

September 30, 2013

Western Asset Pennsylvania Municipals Fund

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Maturity date shown represents the mandatory tender date.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
Radian	— Radian Asset Assurance — Insured Bonds
SCA	— Syncora Capital Assurance Inc. — Insured Bonds

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AA/Aa	33.7%
A	45.0
BBB/Baa	18.2
BB/Ba	1.9
NR	1.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

10	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2013

Assets:
Investments, at value (Cost — $261,600,603)	$260,734,900
Interest receivable	3,995,003
Receivable for Fund shares sold	67,948
Prepaid expenses	17,816
Other assets	554
Total Assets	264,816,221

Liabilities:
Payable for Fund shares repurchased	796,581
Distributions payable	104,843
Due to custodian	98,374
Investment management fee payable	95,839
Service and/or distribution fees payable	69,412
Trustees’ fees payable	489
Accrued expenses	83,793
Total Liabilities	1,249,331
Total Net Assets	$263,566,890

Net Assets:
Par value (Note 7)	$211
Paid-in capital in excess of par value	269,025,926
Undistributed net investment income	106,946
Accumulated net realized loss on investments and futures contracts	(4,700,490)
Net unrealized depreciation on investments	(865,703)
Total Net Assets	$263,566,890

Shares Outstanding:
Class A	11,520,456
Class B	213,099
Class C	6,961,325
Class I	2,398,750

Net Asset Value:
Class A (and redemption price)	$12.51
Class B*	$12.47
Class C*	$12.46
Class I (and redemption price)	$12.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.07

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended September 30, 2013

Investment Income:
Interest	$6,933,957

Expenses:
Investment management fee (Note 2)	680,505
Service and/or distribution fees (Notes 2 and 5)	482,093
Transfer agent fees (Note 5)	101,948
Legal fees	19,989
Audit and tax	17,775
Fund accounting fees	16,504
Shareholder reports	11,715
Registration fees	9,303
Insurance	3,699
Trustees’ fees	2,480
Custody fees	1,673
Miscellaneous expenses	3,383
Total Expenses	1,351,067
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,612)
Net Expenses	1,348,455
Net Investment Income	5,585,502

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,197,662)
Futures contracts	255,802
Net Realized Loss	(2,941,860)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(20,684,886)
Futures contracts	14,786
Change in Net Unrealized Appreciation (Depreciation)	(20,670,100)
Net Loss on Investments and Futures Contracts	(23,611,960)
Decrease in Net Assets from Operations	$(18,026,458)

See Notes to Financial Statements.

12	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended September 30, 2013 (unaudited) and the Year Ended March 31, 2013	September 30	March 31

Operations:
Net investment income	$5,585,502	$11,196,166
Net realized loss	(2,941,860)	(351,801)
Change in net unrealized appreciation (depreciation)	(20,670,100)	1,760,394
Increase (Decrease) in Net Assets From Operations	(18,026,458)	12,604,759

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,573,753)	(11,160,621)
Decrease in Net Assets From Distributions to Shareholders	(5,573,753)	(11,160,621)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,095,436	59,706,329
Reinvestment of distributions	4,790,242	9,520,221
Cost of shares repurchased	(56,734,090)	(42,476,344)
Increase (Decrease) in Net Assets From Fund Share Transactions	(37,848,412)	26,750,206
Increase (Decrease) in Net Assets	(61,448,623)	28,194,344

Net Assets:
Beginning of period	325,015,513	296,821,169
End of period*	$263,566,890	$325,015,513
* Includes undistributed net investment income of:	$106,946	$95,197

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$13.52	$13.44	$12.47	$13.01	$12.39	$12.79

Income (loss) from operations:
Net investment income	0.25	0.50	0.54	0.55	0.55	0.54
Net realized and unrealized gain (loss)	(1.01)	0.08	0.97	(0.54)	0.62	(0.40)
Total income (loss) from operations	(0.76)	0.58	1.51	0.01	1.17	0.14

Less distributions from:
Net investment income	(0.25)	(0.50)	(0.54)	(0.55)	(0.55)	(0.54)
Total distributions	(0.25)	(0.50)	(0.54)	(0.55)	(0.55)	(0.54)

Net asset value, end of period	$12.51	$13.52	$13.44	$12.47	$13.01	$12.39
Total return[3]	(5.64)%	4.37%	12.30%	0.02%	9.56%	1.14%

Net assets, end of period (000s)	$144,164	$178,770	$168,007	$157,777	$167,756	$138,964

Ratios to average net assets:
Gross expenses	0.71%[4]	0.70%	0.69%	0.69%	0.67%	0.68%
Net expenses[5]	0.71 [4]	0.70	0.69	0.69	0.67	0.68 [6]
Net investment income	3.87 [4]	3.70	4.14	4.27	4.26	4.33

Portfolio turnover rate	6%	10%	11%	7%	9%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of a contractual expense limitation arrangement, effective March 16, 2007 until August 1, 2008, management had contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses, other than brokerage, taxes, extraordinary expenses, to average net assets to 0.70% for Class A shares.

See Notes to Financial Statements.

14	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$13.47	$13.39	$12.42	$12.96	$12.35	$12.75

Income (loss) from operations:
Net investment income	0.20	0.41	0.45	0.47	0.47	0.47
Net realized and unrealized gain (loss)	(1.00)	0.07	0.96	(0.54)	0.61	(0.40)
Proceeds from settlement of a regulatory matter	—	—	—	0.03	—	—
Total income (loss) from operations	(0.80)	0.48	1.41	(0.04)	1.08	0.07

Less distributions from:
Net investment income	(0.20)	(0.40)	(0.44)	(0.50)	(0.47)	(0.47)
Total distributions	(0.20)	(0.40)	(0.44)	(0.50)	(0.47)	(0.47)

Net asset value, end of period	$12.47	$13.47	$13.39	$12.42	$12.96	$12.35
Total return[3]	(5.97)%	3.63%	11.51%	(0.39)%[4]	8.89%	0.57%

Net assets, end of period (000s)	$2,657	$3,384	$4,054	$5,284	$7,597	$9,220

Ratios to average net assets:
Gross expenses	1.50%[5]	1.41%	1.42%	1.34%	1.22%	1.24%
Net expenses[6]	1.50 [5]	1.41	1.42	1.34	1.22	1.24
Net investment income	3.09 [5]	2.99	3.42	3.60	3.72	3.76

Portfolio turnover rate	6%	10%	11%	7%	9%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (0.63)%. Class B received $19,100 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$13.46	$13.39	$12.42	$12.95	$12.34	$12.73

Income (loss) from operations:
Net investment income	0.22	0.43	0.47	0.48	0.47	0.47
Net realized and unrealized gain (loss)	(1.00)	0.06	0.96	(0.53)	0.61	(0.39)
Total income (loss) from operations	(0.78)	0.49	1.43	(0.05)	1.08	0.08

Less distributions from:
Net investment income	(0.22)	(0.42)	(0.46)	(0.48)	(0.47)	(0.47)
Total distributions	(0.22)	(0.42)	(0.46)	(0.48)	(0.47)	(0.47)

Net asset value, end of period	$12.46	$13.46	$13.39	$12.42	$12.95	$12.34
Total return[3]	(5.87)%	3.71%	11.70%	(0.48)%	8.88%	0.64%

Net assets, end of period (000s)	$86,744	$106,000	$94,278	$82,890	$70,394	$32,529

Ratios to average net assets:
Gross expenses	1.27%[4]	1.26%	1.25%	1.26%	1.23%	1.24%
Net expenses[5]	1.27 [4]	1.26	1.25	1.26	1.23	1.24
Net investment income	3.31 [4]	3.13	3.57	3.70	3.68	3.76

Portfolio turnover rate	6%	10%	11%	7%	9%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$13.51	$13.44	$12.46	$13.00	$12.39	$12.79

Income (loss) from operations:
Net investment income	0.26	0.52	0.55	0.57	0.56	0.55
Net realized and unrealized gain (loss)	(1.00)	0.07	0.98	(0.55)	0.61	(0.39)
Total income (loss) from operations	(0.74)	0.59	1.53	0.02	1.17	0.16

Less distributions from:
Net investment income	(0.26)	(0.52)	(0.55)	(0.56)	(0.56)	(0.56)
Total distributions	(0.26)	(0.52)	(0.55)	(0.56)	(0.56)	(0.56)

Net asset value, end of period	$12.51	$13.51	$13.44	$12.46	$13.00	$12.39
Total return[3]	(5.52)%	4.42%	12.52%	0.12%	9.56%	1.31%

Net assets, end of period (000s)	$30,002	$36,862	$30,482	$18,378	$10,936	$1,802

Ratios to average net assets:
Gross expenses	0.61%[4]	0.58%	0.57%	0.58%	0.69%	0.53%
Net expenses[5]	0.59 [4,6,7]	0.57 [6,7]	0.57 [6]	0.58 [6,7]	0.59 [6,7]	0.53
Net investment income	3.99 [4]	3.83	4.23	4.40	4.36	4.46

Portfolio turnover rate	6%	10%	11%	7%	9%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Pennsylvania Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

18	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$260,734,900	—	$260,734,900

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Pennsylvania, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Pennsylvania.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

20	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2013, LMIS and its affiliates retained sales charges of $13,153 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$979	$2,924	$13,178

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2013, the Fund had accrued $252 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,417,011
Sales	40,041,846

22	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,984,873
Gross unrealized depreciation	(8,850,576)
Net unrealized depreciation	$(865,703)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended September 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$255,802

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$14,786

During the six months ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$4,550,518

†	At September 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

For the six months ended September 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$124,236	$46,887
Class B	9,885	5,170
Class C	347,972	32,885
Class I	—	17,006
Total	$482,093	$101,948

For the six months ended September 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$2,612
Total	$2,612

6. Distributions to shareholders by class

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
Net Investment Income:
Class A	$3,200,644	$6,534,239
Class B	46,829	113,692
Class C	1,642,353	3,208,778
Class I	683,927	1,303,912
Total	$5,573,753	$11,160,621

7. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2013		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	395,369	$5,190,014	1,948,482	$26,534,987
Shares issued on reinvestment	224,930	2,908,865	429,084	5,852,306
Shares repurchased	(2,323,527)	(29,814,425)	(1,650,937)	(22,505,139)
Net increase (decrease)	(1,703,228)	$(21,715,546)	726,629	$9,882,154

24	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

	Six Months Ended September 30, 2013		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Class B
Shares sold	1,704	$21,587	2,589	$35,117
Shares issued on reinvestment	2,953	38,062	6,757	91,811
Shares repurchased	(42,767)	(553,804)	(60,769)	(825,773)
Net decrease	(38,110)	$(494,155)	(51,423)	$(698,845)

Class C
Shares sold	367,250	$4,881,509	1,687,803	$22,922,784
Shares issued on reinvestment	104,931	1,351,027	192,657	2,616,324
Shares repurchased	(1,385,085)	(17,677,788)	(1,048,733)	(14,241,291)
Net increase (decrease)	(912,904)	$(11,445,252)	831,727	$11,297,817

Class I
Shares sold	309,948	$4,002,326	748,795	$10,213,441
Shares issued on reinvestment	38,043	492,288	70,414	959,780
Shares repurchased	(677,453)	(8,688,073)	(359,623)	(4,904,141)
Net increase (decrease)	(329,462)	$(4,193,459)	459,586	$6,269,080

8. Capital loss carryforward

As of March 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No expiration	$(454,597)	*
3/31/2018	(343,827)
3/31/2019	(1,139,822)
	$(1,938,246)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim,

Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal in the U.S. Court of Appeals for the Second Circuit. The matter was fully briefed, oral argument was heard in September 2013, and the parties await a decision.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

26	Western Asset Pennsylvania Municipals Fund 2013 Semi-Annual Report

Western Asset

Pennsylvania Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Pennsylvania Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Pennsylvania Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Pennsylvania Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became Trustee, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1563 11/13 SR13-2047

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	November 25, 2013